WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED SEPTEMBER 18, 2012

TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS,

EACH DATED MAY 1, 2012, OF

WESTERN ASSET HIGH YIELD FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012, August 31, 2012 and September 18, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012 and August 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective October 1, 2012, the following text replaces the first paragraph of the section of the fund’s Prospectus titled “Dividends, distributions and taxes – Dividends and distributions”:

The fund declares as a dividend at the close of regular trading on the NYSE each business day, to shareholders of record as of the close of the NYSE that day, substantially all of its net investment income since the prior business day’s dividend. Shares will begin to earn dividends on settlement date. The fund pays dividends monthly. Distributions of net realized capital gains are made annually.

Please retain this supplement for future reference.

WASX014929